Exhibit 32.1

CERTIFICATION OF CHIEF ADMINISTRATIVE
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Steven A. Schumm, the Chief Administrative Officer of Enstar Income Program 1984-1, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Partnership's amended Quarterly Report on Form 10-Q/A for the period ended September 30, 2003 (the "Report") filed with the Securities and Exchange Commission:

    fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven A. Schumm
Steven A. Schumm
Chief Administrative Officer
December 8, 2003